UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                      -----------------------------------
                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Sec. 13 or 15(d) of the
                        Securities Exchange Act of 1934
                      -----------------------------------




       Date of Report (Date of earliest event reported):  September 25, 2002


     STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of July 1, 2002 providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2002-16A)


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                333-82904-13              74-2440858
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                            3 World Financial Center
                               New York, NY 10285
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 526-7000
                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2002-16A (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of July 1, 2002 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and JPMorgan Chase Bank, as Trustee. On September 25, 2002 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on September 25, 2002 is filed as
               Exhibit 99.1 hereto.

STRUCTURED ASSET SECURITIES CORPORATION
MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-16A
-------------------------------------------------------------------------------


SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein




Date:  October 1, 2002       By:    /s/  Mark W. McDermott
                                  --------------------------------------------
                                  Mark W. McDermott
                                  Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         September 25, 2002

                                  Exhibit 99.1

             Monthly Certificateholder Statement on September 25, 2002



                    STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-16A
                                            STATEMENT TO CERTIFICATEHOLDERS
                                                    September 25, 2002
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
IA1       148,363,000.00   147,126,938.44     125,638.69      535,880.92    661,519.61      0.00            0.00      147,001,299.75
IIA1       37,843,000.00    36,882,778.88   1,470,769.95      170,582.85  1,641,352.80      0.00            0.00       35,412,008.93
IIIA1      66,580,000.00    66,550,122.71   1,942,006.08      231,538.97  2,173,545.05      0.00            0.00       64,608,116.63
IVA1       20,000,000.00    19,401,182.11     505,093.68       93,772.38    598,866.06      0.00            0.00       18,896,088.43
IVA2       83,044,000.00    80,557,588.35   2,097,249.97      427,962.19  2,525,212.16      0.00            0.00       78,460,338.38
VA1        22,579,000.00    22,573,482.55   1,955,536.15       91,234.49  2,046,770.64      0.00            0.00       20,617,946.40
IB1         2,683,000.00     2,681,834.30       1,162.11        9,209.34     10,371.45      0.00            0.00        2,680,672.19
IB2         2,209,000.00     2,208,040.24         956.80        8,079.15      9,035.95      0.00            0.00        2,207,083.44
IIB1        3,759,000.00     3,757,094.83       1,909.46       20,898.62     22,808.08      0.00            0.00        3,755,185.37
IIB2        3,030,000.00     3,028,464.30       1,539.15       16,845.66     18,384.81      0.00            0.00        3,026,925.15
B3          3,589,000.00     3,587,295.20       1,704.98       17,532.82     19,237.80      0.00            0.00        3,585,590.22
B4          4,204,000.00     4,202,003.07       1,997.14       20,537.19     22,534.33      0.00            0.00        4,200,005.93
B5          1,199,000.00     1,198,430.47         569.59        5,857.30      6,426.89      0.00            0.00        1,197,860.88
B6          1,417,480.00     1,416,806.68         673.37        6,924.61      7,597.98      0.00            0.00        1,416,133.31
R                 100.00             0.00           0.00            0.00          0.00      0.00            0.00                0.00
P1                  0.00             0.00           0.00            0.00          0.00      0.00            0.00                0.00
P2                  0.00             0.00           0.00            0.00          0.00      0.00            0.00                0.00
TOTALS    400,499,580.00   395,172,062.13   8,106,807.12    1,656,856.49  9,763,663.61      0.00            0.00      387,065,255.01

IA2       148,363,000.00   147,126,938.44           0.00       85,824.05     85,824.05         0.00            0.00   147,001,299.75
IIA2        7,700,954.00     7,505,469.88           0.00       34,712.80     34,712.80         0.00            0.00     7,093,015.26
IIIA2      42,561,807.00    42,542,384.51           0.00      148,012.05    148,012.05         0.00            0.00    41,300,777.30
IVA3        7,801,459.00     7,567,724.45           0.00       36,577.33     36,577.33         0.00            0.00     7,298,658.08
VA2         5,788,258.00     5,786,766.26           0.00       23,388.18     23,388.18         0.00            0.00     5,285,017.68
IB1X        2,683,000.00     2,681,834.30           0.00        2,123.12      2,123.12         0.00            0.00     2,680,672.19
IB2X        2,209,000.00     2,208,040.24           0.00        1,251.22      1,251.22         0.00            0.00     2,207,083.44
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
IA1       86358RX36    991.66866699     0.84683304    3.61195797      4.45879101          990.82183395      IA1           4.370764 %
IIA1      86358RX51    974.62618926    38.86504638    4.50764606     43.37269244          935.76114288      IIA1          5.550000 %
IIIA1     86358R2E6    999.55125728    29.16800961    3.47760544     32.64561505          970.38324767      IIIA1         4.175000 %
IVA1      86358R2G1    970.05910550    25.25468400    4.68861900     29.94330300          944.80442150      IVA1          5.800000 %
IVA2      86358R2H9    970.05910541    25.25468390    5.15343902     30.40812292          944.80442151      IVA2          6.375000 %
VA1       86358RX77    999.75563798    86.60862527    4.04067895     90.64930422          913.14701271      VA1           4.850000 %
IB1       86358RX93    999.56552367     0.43313828    3.43247857      3.86561685          999.13238539      IB1           4.120764 %
IB2       86358RY35    999.56552286     0.43313717    3.65737890      4.09051607          999.13238569      IB2           4.390764 %
IIB1      86358RY50    999.49317106     0.50797020    5.55962224      6.06759244          998.98520085      IIB1          6.674931 %
IIB2      86358RY68    999.49316832     0.50797030    5.55962376      6.06759406          998.98519802      IIB2          6.674931 %
B3        86358RY76    999.52499303     0.47505712    4.88515464      5.36021176          999.04993592      B3            5.864971 %
B4        86358RY92    999.52499286     0.47505709    4.88515461      5.36021170          999.04993578      B4            5.864971 %
B5        86358RZ26    999.52499583     0.47505421    4.88515430      5.36020851          999.04994162      B5            5.864971 %
B6        86358RZ34    999.52498801     0.47504727    4.88515535      5.36020261          999.04994074      B6            5.864971 %
R         86358RY84      0.00000000     0.00000000    0.00000000      0.00000000            0.00000000      R             5.070764 %
TOTALS                 986.69781908    20.24173688    4.13697435     24.37871123          966.45608220

IA2       86358RX44    991.66866699     0.00000000    0.57847341      0.57847341          990.82183395      IA2           0.700000 %
IIA2      86358RX69    974.61559698     0.00000000    4.50759737      4.50759737          921.05669765      IIA2          5.550000 %
IIIA2     86358R2F3    999.54366388     0.00000000    3.47757909      3.47757909          970.37180071      IIIA2         4.175000 %
IVA3      86358R2J5    970.03963618     0.00000000    4.68852429      4.68852429          935.55039897      IVA3          5.800000 %
VA2       86358RX85    999.74228170     0.00000000    4.04062500      4.04062500          913.05841585      VA2           4.850000 %
IB1X      86358RY27    999.56552367     0.00000000    0.79132315      0.79132315          999.13238539      IB1X          0.950000 %
IB2X      86358RY43    999.56552286     0.00000000    0.56641919      0.56641919          999.13238569      IB2X          0.680000 %
-------------------------------------------------------------------------------------------------    ----------------------------

                                      -6-


If there are any questions or comments, please contact the Relationship Manager listed below.

                     --------------------------------------
                                 Nadezhka Thomas
               JPMorgan Chase Bank - Structured Finance Services
                          450 West 33rd St, 14th Floor
                            New York, New York 10001
                              Tel: (212) 946-7959
                              Fax: (212) 946-8744
                        Email: Nadezhka.Thomas@chase.com
                     ---------------------------------------



Total Scheduled Principal Amounts                      188,807.55
        Group 1 Scheduled Principal Amounts            67,855.78
        Group 2 Scheduled Principal Amounts            24,660.66
        Group 3 Scheduled Principal Amounts            33,377.57
        Group 4 Scheduled Principal Amounts            60,286.85
        Group 5 Scheduled Principal Amounts            2,626.69

Total Unscheduled Principal Amounts                    7,917,99.58
        Group 1 Unscheduled Principal Amounts          61,884.81
        Group 2 Unscheduled Principal Amounts          1,447,422.47
        Group 3 Unscheduled Principal Amounts          1,910,364.35
        Group 4 Unscheduled Principal Amounts          2,545,281.81
        Group 5 Unscheduled Principal Amounts          1,954,046.14

Total Net Liquidation Proceeds                          0.00
        Group 1 Net Liquidation Proceeds                0.00
        Group 2 Net Liquidation Proceeds                0.00
        Group 3 Net Liquidation Proceeds                0.00
        Group 4 Net Liquidation Proceeds                0.00
        Group 5 Net Liquidation Proceeds                0.00

Total Insurance Proceeds                                0.00
        Group 1 Insurance Proceeds                      0.00
        Group 2 Insurance Proceeds                      0.00
        Group 3 Insurance Proceeds                      0.00
        Group 4 Insurance Proceeds                      0.00
        Group 5 Insurance Proceeds                      0.00

Aggregate Advances                                      0.00
        Group 1 Aggregate Advances                      0.00
        Group 2 Aggregate Advances                      0.00
        Group 3 Aggregate Advances                      0.00
        Group 4 Aggregate Advances                      0.00
        Group 5 Aggregate Advances                      0.00

Ending Principal Balance                                387,065,255.52
        Group 1 Ending Principal Balance                156,463,291.14
        Group 2 Ending Principal Balance                37,485,168.82
        Group 3 Ending Principal Balance                68,257,273.59
        Group 4 Ending Principal Balance                103,002,653.12
        Group 5 Ending Principal Balance                21,856,868.85

Current Period Realized Losses                          0.00
        Group 1 Current Period Realized Losses          0.00
        Group 2 Current Period Realized Losses          0.00
        Group 3 Current Period Realized Losses          0.00
        Group 4 Current Period Realized Losses          0.00
        Group 5 Current Period Realized Losses          0.00

Fraud Loss Limit                                        12,014,987.00
Bankruptcy Loss Loss Limit                              150,000.00
Special Hazard Loss Loss Limit                          8,000,000.00


Bankruptcy Losses                                       0.00
        Group 1 Bankruptcy Losses                       0.00
        Group 2 Bankruptcy Losses                       0.00
        Group 3 Bankruptcy Losses                       0.00
        Group 4 Bankruptcy Losses                       0.00
        Group 5 Bankruptcy Losses                       0.00

Fraud Losses                                            0.00
        Group 1 Fraud Losses                            0.00
        Group 2 Fraud Losses                            0.00
        Group 3 Fraud Losses                            0.00
        Group 4 Fraud Losses                            0.00
        Group 5 Fraud Losses                            0.00




Special Hazard Losses                                   0.00
        Group 1 Special Hazard Losses                   0.00
        Group 2 Special Hazard Losses                   0.00
        Group 3 Special Hazard Losses                   0.00
        Group 4 Special Hazard Losses                   0.00
        Group 5 Special Hazard Losses                   0.00

Servicing Fees                                          100,822.66
Trustee Fees                                            1,811.21
Master Service Fee                                      0.00


Sec. 4.03(ix)Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

 Group 1
Category                Number     Principal Balance               Percentage
1 Month                8                       4,233,823.31                  2.71 %
2 Month                0                               0.00                  0.00 %
3 Month                0                               0.00                  0.00 %
Total                  8                       4,233,823.31                  2.71 %


 Group 2
Category                Number     Principal Balance               Percentage
1 Month                2                         645,800.00                  1.72 %
2 Month                0                               0.00                  0.00 %
3 Month                0                               0.00                  0.00 %
Total                  2                         645,800.00                  1.72 %


 Group 3
Category                Number     Principal Balance               Percentage
1 Month                2                         216,656.59                  0.32 %
2 Month                0                               0.00                  0.00 %
3 Month                0                               0.00                  0.00 %
Total                  2                         216,656.59                  0.32 %


 Group 4
Category                Number     Principal Balance               Percentage
1 Month                7                       2,095,545.24                  2.03 %
2 Month                0                               0.00                  0.00 %
3 Month                0                               0.00                  0.00 %
Total                  7                       2,095,545.24                  2.03 %


 Group 5
Category                Number     Principal Balance               Percentage
1 Month                0                               0.00                  0.00 %
2 Month                0                               0.00                  0.00 %
3 Month                0                               0.00                  0.00 %
 Total                 0                               0.00                  0.00 %

 Group Totals
Category                Number     Principal Balance               Percentage
1 Month                19                      7,191,825.14                  1.86 %
2 Month                0                               0.00                  0.00 %
3 Month                0                               0.00                  0.00 %
 Total                 19                      7,191,825.14                  1.86 %


Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

 Group 1
 Number                Principal Balance               Percentage
           0                      0.00                 0.00 %
 Group 2
 Number                Principal Balance               Percentage
           0                      0.00                 0.00 %
 Group 3
 Number                Principal Balance               Percentage
           0                      0.00                 0.00 %
 Group 4
 Number                Principal Balance               Percentage
           0                      0.00                 0.00 %
 Group 5
 Number                Principal Balance               Percentage
           0                      0.00                 0.00 %
Group Totals
 Number                Principal Balance               Percentage
           0                      0.00                 0.00 %





Sec. 4.03(x)Number and Aggregate Principal Amounts of REO Loans
 Group 1
 Number                Principal Balance               Percentage
           0                      0.00                 0.00 %
 Group 2
 Number                Principal Balance               Percentage
           0                      0.00                 0.00 %
 Group 3
 Number                Principal Balance               Percentage
           0                      0.00                 0.00 %
 Group 4
 Number                Principal Balance               Percentage
           0                      0.00                 0.00 %
 Group 5
 Number                Principal Balance               Percentage
           0                      0.00                 0.00 %
Group Totals
 Number                Principal Balance               Percentage
           0                      0.00                 0.00 %

Aggregate Outstanding Interest Shortfalls
Class ia1 shortfall                     0.00
Class ia2 shortfall                     0.00
Class iia1 shortfall                    0.00
Class iia2 shortfall                    0.00
Class iiia1 shortfall                   0.00
Class iiia2 shortfall                   0.00
Class iva1 shortfall                    0.00
Class iva2 shortfall                    0.00
Class iva3 shortfall                    0.00
Class va1 shortfall                     0.00
Class va2 shortfall                     0.00
Class ib1 shortfall                     0.00
Class ib1x shortfall                    0.00
Class ib2 shortfall                     0.00
Class ib2x shortfall                    0.00
Class iib1 shortfall                    0.00
Class iib2 shortfall                    0.00
Class b3 shortfall                      0.00
Class b4 shortfall                      0.00
Class b5 shortfall                      0.00
Class b6 shortfall                      0.00
Class r shortfall                       0.00

Sec. 4.03(viv)Aggregate Outstanding Prepayment Interest Shortfalls
Class ia1 shortfall                     0.00
Class ia2 shortfall                     0.00
Class iia1 shortfall                    0.00
Class iia2 shortfall                    0.00
Class iiia1 shortfall                   0.00
Class iiia2 shortfall                   0.00
Class iva1 shortfall                    0.00
Class iva2 shortfall                    0.00
Class iva3 shortfall                    0.00
Class va1 shortfall                     0.00
Class va2 shortfall                     0.00
Class ib1 shortfall                     0.00
Class ib1x shortfall                    0.00
Class ib2 shortfall                     0.00
Class ib2x shortfall                    0.00
Class iib1 shortfall                    0.00
Class iib2 shortfall                    0.00
Class b3 shortfall                      0.00
Class b4 shortfall                      0.00
Class b5 shortfall                      0.00
Class b6 shortfall                      0.00
Class r shortfall                       0.00

Total Relief Act
Class ia1 Relief Act Shortfall          0.00
Class ia2 Relief Act Shortfall          0.00
Class iia1 Relief Act Shortfall         0.00
Class iia2 Relief Act Shortfall         0.00
Class iiia1 Relief Act Shortfall        0.00
Class iiia2 Relief Act Shortfall        0.00
Class iva1 Relief Act Shortfall         0.00
Class iva2 Relief Act Shortfall         0.00
Class iva3 Relief Act Shortfall         0.00
Class va1 Relief Act Shortfall          0.00
Class va2 Relief Act Shortfall          0.00
Class ib1 Relief Act Shortfall          0.00
Class ib1x Relief Act Shortfall         0.00
Class ib2 Relief Act Shortfall          0.00
Class ib2x Relief Act Shortfall         0.00
Class b3 Relief Act Shortfall           0.00
Class b4 Relief Act Shortfall           0.00
Class b5 Relief Act Shortfall           0.00
Class b6 Relief Act Shortfall           0.00
Class iib1 Relief Act Shortfall         0.00
Class iib2 Relief Act Shortfall         0.00
Class r Relief Act Shortfall            0.00

Total PPIS Act
Class ia1 PPIS Act Shortfall            0.00
Class ia2 PPIS Act Shortfall            0.00
Class iia1 PPIS Act Shortfall           0.00
Class iia2 PPIS Act Shortfall           0.00
Class iiia1 PPIS Act Shortfall          0.00
Class iiia2 PPIS Act Shortfall          0.00
Class iva1 PPIS Act Shortfall           0.00
Class iva2 PPIS Act Shortfall           0.00
Class iva3 PPIS Act Shortfall           0.00
Class va1 PPIS Act Shortfall            0.00
Class va2 PPIS Act Shortfall            0.00
Class ib1 PPIS Act Shortfall            0.00
Class ib1x PPIS Act Shortfall           0.00
Class ib2 PPIS Act Shortfall            0.00
Class ib2x PPIS Act Shortfall           0.00
Class b3 PPIS Act Shortfall             0.00
Class b4 PPIS Act Shortfall             0.00
Class b5 PPIS Act Shortfall             0.00
Class b6 PPIS Act Shortfall             0.00
Class iib1 PPIS Act Shortfall           0.00
Class iib2 PPIS Act Shortfall           0.00
Class r PPIS Act Shortfall              0.00
